Exhibit 10.1

SECOND AMENDMENT TO THE

BMO REVOLVING LEASE AND RENTAL CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THE BMO LEASE AND RENTAL CREDIT AGREEMENT (this “AMENDMENT”) is made as of and with effect from the 4th day of August 2026, between BANK OF MONTREAL (“BMO”), as lender, RUSH TRUCK CENTRES OF CANADA LIMITED (“Borrower”), as borrower, and RUSH ENTERPRISES, INC., as guarantor (“ Holdings”).

CONTEXT OF AGREEMENT

BMO and Borrower are parties to that certain BMO Revolving Lease and Rental Credit Agreement dated the 31ST day of May 2022 (as amended by the First Amendment to the Amended and Restated BMO Revolving Lease and Rental Credit Agreement dated as of the 1st day of June 2024, and as further amended from time to time, the “Agreement”) and Holdings has guaranteed the obligations of the Borrower (and its subsidiaries) to BMO pursuant to the Amended and Restated Guaranty Agreement dated as of July 15, 2022 (the “Guaranty”).

The parties hereto desire to amend the Agreement in certain respects on and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree to amend the Agreement, without novation, as follows:

1.	INTERPRETATION

1.1	1 Definitions – In this Amendment, terms used and not otherwise defined herein have the meanings ascribed to them in the Agreement.

1.2	Headings – The Headings and the Section titles are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amendment.

2.	AMENDMENTS

2.1	Accordion – The Accordion set out in Section 2.2 of the Agreement shall be deleted and replaced with the following:

“2.2 [Intentionally Deleted].”

2.2	Accordion Notice – The definition of “Accordion shall be deleted in its entirety.

2.3	Credit Commitment – The definition for the term “Credit Commitment” included in Schedule A of the Agreement shall be deleted and replaced with the following text:

“Credit Commitment means the obligation of BMO to make Advances in an aggregate principal or face amount at any one time outstanding not to exceed $120,000,000 CAD.”

2.4	Credit Limit – The definition for the term “Credit Limit” included in Schedule A of the Agreement shall be deleted and replaced with the following text:

“Credit Limit means the lesser of (a) the Credit Borrowing Base as set forth in the most recent Credit Borrowing Base Certificate; and (b) $120,000,000 CAD.”

2.5	Schedule A - Definitions. The definition of the term “Scheduled Termination Date” included in Schedule A of the Agreement shall be deleted and replaced with the following text:

“Credit Termination Date – means December 31, 2029, or such earlier date on which this Credit Facility is terminated in whole pursuant to Section 8.2.”

2.6

Conditions to Effectiveness – Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of BMO hereunder, it is understood and agreed that this Amendment shall not become effective until BMO has received a duly executed signature page to this Amendment from the Borrower, and BMO has executed this Amendment.

2.7

Agreement and Existing Security; Continued Effectiveness – As amended hereby, all terms of the Agreement and the Existing Security shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. To the extent any terms and conditions in any of the Existing Security shall contradict or conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Agreement as modified and amended hereby.

2.8

Reaffirmation of Guaranty and Consent of Guarantor – Holdings hereby (a) consents to the execution and deliver by Borrower of this Amendment and the consummation of the transactions described herein; (b) agrees that the execution hereof shall not impair or otherwise affect any of its obligations and duties owned to BMO under the Guaranty; (c) ratifies and confirms the terms of its guarantee of all Liabilities with respect to the indebtedness now or hereafter outstanding under the Agreement, as amended, and Guaranteed Obligations under the Guaranty; and (d) acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing indebtedness of Borrower to BMO or any other obligation of Borrower, or any actions now or hereafter taken by BMO with respect to any obligation of Borrower, the guaranty of Holdings of all Liabilities and Guaranteed Obligations (i) is and shall continue to be a primary obligation of Holdings, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, (iii) is and shall continue to be in full force and effect in accordance with its terms; and (iv) nothing contained herein shall release, discharge, modify, change or affect the original liability of Holdings with respect to the Liabilities or Guaranteed Obligations, as they may be amended hereby.

2.9

Effect of the Amendment. Except as expressly set forth herein, all terms of the Agreement, the Guaranty and the Existing Security shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Holdings and Borrower to BMO. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of BMO under the Agreement, nor constitute a waiver of any provision of the Agreement or the Existing Security.

2.10

References –  This Amendment amends the Agreement and all references to the Existing Wholesale Financing Agreement or to the Agreement in any of the Existing Security (including in any waiver or consent) shall be deemed to refer to the Agreement as amended hereby.

3.	GENERAL

3.1	Effective Date – This Amendment will take effect as of the date first above written and will govern the relationship of the parties in respect to its subject matter on and after such date.

3.2

No Novation – This Amendment is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Agreement or the Existing Security (including the Liabilities) or to evidence payment of all or any portion of such obligations and liabilities. This Agreement shall not in any way release or impair the rights, duties, obligations, Liabilities (as defined in the Agreement) or Liens (as defined in the Agreement) created pursuant to the Existing Security or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Amendment Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith and all of such rights, duties, Liabilities and Liens are assumed, ratified and affirmed by Borrower and Holdings.

3.3	Binding Nature – This Amendment will be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

3.4

Entire Agreement – This Amendment sets forth the entire agreement of the parties with respect to the subject matter of the amendment set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

3.5

Governing Law – This Amendment is and will be governed, construed and enforced in accordance with the laws of the Province of Ontario, without reference to conflict of laws principles. Borrower consents to the exclusive jurisdiction of the courts of the Province of Ontario for all purposes in connection with this Agreement.

3.6

Reliance; Counterparts – Notwithstanding anything herein to the contrary, BMO may rely on any facsimile copy, electronic data transmission, or electronic data storage of this Amendment, which will be deemed an original, and the best evidence thereof for all purposes. This Agreement may be validly executed in one or more counterparts, each of which, when taken together, will constitute a single agreement binding upon all the parties hereto.

BANK OF MONTREAL

By: /s/ Paul DeMarchi

Name: Paul DeMarchi

Title:   Managing Director

 signature of authorized officer

[ REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS ]

RUSH TRUCK CENTRES OF CANADA LIMITED	RUSH ENTERPRISES, INC.

By: /s/ Kevin Tallman Name: Kevin Tallman Title: Chief Executive Officer signature of authorized officer	By: /s/ Steven L. Keller Name: Steven L. Keller Title: Chief Financial Officer and Treasurer signature of authorized officer

[ SIGNATURE PAGE OF SECOND AMENDMENT TO

THE BMO REVOLVING LEASE AND RENTAL CREDIT AGREEMENT ]

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